UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                November 1, 2007

                            ULTRALIFE BATTERIES, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
         (State or other jurisdiction of incorporation or organization)

        0-20852                                         16-1387013
        -------                                         ----------
(Commission File Number)                    (I.R.S. Employer Identification No.)


                 2000 Technology Parkway, Newark, New York 14513
               (Address of principal executive offices) (Zip Code)

                                 (315) 332-7100
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


                                  -Continued-

Item 2.02.   Results of Operations and Financial Condition.

Ultralife Batteries, Inc. (the "Company") reported revenue of $33.3 million for its third quarter of 2007, an increase of 40% compared with $23.7 million reported in the same three-month period in 2006. Operating income was $0.2 million compared with a $2.1 million operating loss a year ago.

The Company's press release is attached as Exhibit 99.1 to this Form 8-K. The information set forth in this Form 8-K and the attached exhibit is being furnished to and not filed with the Securities and Exchange Commission and shall not be deemed to be incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

Item 9.01. Financial Statements, Pro Forma Financials and Exhibits.

        (a)     Exhibits.

                99.1     Press Release dated November 1, 2007.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ULTRALIFE BATTERIES, INC.
Dated: November 1, 2007
                                        By: /s/ Robert W. Fishback
                                            ----------------------------
                                            Robert W. Fishback
                                            Vice President of Finance and CFO


                                  -Continued-

                                INDEX TO EXHIBITS

(99)    Additional Exhibits

        99.1     Press Release dated November 1, 2007.